Exhibit 10.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***].”  SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Türk Telekomünikasyon A.Ş.

HEPSİBURADA

Data Center Server Hosting

Quote

19.06.2017

turktelekom.com.tr	Business Center	Registration No / Central Registration System No:
	Örnek Mah., Turgut Özal Bulvarı 2 No:4 Aydınevler / Ankara	103633/0876005220500016

Türk Telekomünikasyon A.Ş.

Istanbul, 19 June 2017

[***]

Hepsiburada

İstanbul

Dear [***],

Within the scope of the project, server hosting, access and other value added services will be provided from Türk Telekom Istanbul Gayrettepe Internet Data Center.

If you have any questions regarding our quote, we would be happy to assist you.

Regards,

[***]	[***]

Sales Manager	Technical Sales Manager

Türk Telekomünikasyon A.Ş.	Türk Telekomünikasyon A.Ş.

Sales Department	Sales Department

Corporate Sales	Corporate Sales

turktelekom.com.tr	Business Center	Registration No / Central Registration System No:
	Örnek Mah., Turgut Özal Bulvarı 2 No:4 Aydınevler / Ankara	103633/0876005220500015

Türk Telekomünikasyon A.Ş.

•                                TürkTelekom Gayrettepe Internet Data Center - Server Hosting

•                                Monthly service fee (24 Months Commitment)

Gayrettepe Data Center Services

Service	Quantity/ Speed	List price	24 months Discount unit price	Amount	36 months discount unit price	Amount
Server Hosting	13 cabins *	[***]	[***]	[***]	[***]	[***]
Access	3 gbps	[***]	[***]	[***]	[***]	[***]
Access (optional)	5 gbps	[***]	[***]	[***]	[***]	[***]
DDOS (3 gbps at the time of attack)	1	[***]	[***]	[***]	[***]	[***]
DDOS (5 gbps at the time of attack)	1	[***]	[***]	[***]	[***]	[***]

* One pod consists of 26 cabinets. If the pod is requested, you can consider the unit price as *26.

Interconnection Options between Gayrettepe DC - Gebze DC

Service	Speed	List price	24 months discount unit price	Amount	36 months discount unit price	Amount
5 gbps 1 + 1 leased circuit	5+5 gbps	[***]	[***]	[***]	[***]	[***]
10 gbps back-up	10 gbps	[***]	[***]	[***]	[***]	[***]
10 gbps 1 + 1 leased circuit	10+10 gbps	[***]	[***]	[***]	[***]	[***]
10 gbps NN TTUNEL (back-up)	10 gbps	[***]	[***]	[***]	[***]	[***]

DWDM Device Fee

LEM24	[***]
LSX 10GB	[***]
6800 DWDM Equipment Customer Side	[***]
6800 DWDM Equipment TT Side	[***]

TL / Month
Energy (per KW) - Gayrettepe	[***]

TL / Month
IP KVM (Gayrettepe)	[***]

turktelekom.com.tr	Business Center	Registration No / Central Registration System No:
	Örnek Mah., Turgut Özal Bulvarı 2 No:4 Aydınevler / Ankara	103633/0876005220500015

Türk Telekomünikasyon A.Ş.

TL / Month
/ 24 IP Block (256 pcs)	[***]
/ 2S IP Block (128 pcs)	[***]
/ 26 IP Block (64 pcs)	[***]
/ 27 IP Block (32 pcs)	[***]
/ 28 IP Block (16 pcs)	[***]
/ 29 IP Block (8 pcs)	[***]

Descriptions

The service will be provided from Türk Telekom Istanbul Gayrettepe Internet Data Center.

Cabin prices are priced over 13 cabins.

Cabin prices are priced under the 24-month commitment.

Energy usage values will be billed according to the energy value drawn by measuring the monthly ampere value.

Bandwidth price is TTNET Not guaranteed bandwidth price.

Burst access is charged based on the rate of speed used.

The rate of speed used by the customer for the relevant month is determined by the 95% rule.

The instantaneous velocity values downstream of the data center used in a one-month period are recorded at intervals of every 5 minutes.

The top 5% slice on the data center egress direction is not taken into account.

If the monthly traffic is below the contract value, which is the minimum value, the excess fee will not be charged.

The bandwidth exceeds are charged at intervals of 0.1 Mbps.

If the speed contract value is in the range of 0-5 Gbps, up to 3 times the speed contract value can be exceeded.18% VAT on cabin and energy charges is implemented.

In Bandwidth access fee, the tax rate is 18% VAT and 5% OİV. The total is 23%.

The tax rate for port access fee is 18% VAT and 15% ÖİV. The total is 33%.

The prices offered are calculated as TL / Month.

Project Contact Information

[***]	[***]

Sales Manager	Technical Sales Manager

Türk Telekomünikasyon A.Ş.	Türk Telekomünikasyon A.Ş.

Sales Department	Sales Department

Corporate Sales	Corporate Sales

turktelekom.com.tr	Business Center	Registration No / Central Registration System No:
	Örnek Mah., Turgut Özal Bulvarı 2 No:4 Aydınevler / Ankara	103633/0876005220500016

TTNET A.Ş. (OPERATOR) SUBSCRIPTION AGREEMENT DATA CENTER
 INTERNET ACCESS SERVICE ANNEX

Subscriber Service Number	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Connection Address	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Postal Code	:	[ ] [ ] [ ] [ ] [ ] [ ]	County: [] [] [] [] [] [] [] [] [] [] []

Province: [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

INDIVIDUAL

Name	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Surname	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Gender	:	☐ Female	☐ Male

TR ID Number	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Mother’s maiden name	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] Profession [ ] [ ] [ ] [ ] [ ]

Education Status	:	☐ None	☐ Primary Education	☐ High school	☐ College

		☐ University	☐ Post Graduate	☐ Doctorate

CORPORATE

Title	:	D-MARKET ELE. HİZ. VE TİC. A.Ş.

Sector	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Tax Office	:	☒ Private	☐ Public	☐ Foundation / Association

Tax number	:	2650179910

Trade / Foundation Registry	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Association Registration Number	:		[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Authorized Person’s Name	:	[***]

Authorized Person’s Surname	:	[***]

Authorized Person’s TR Identity Number			: [***]

Mobile number	:	[***]

Contact Number	:	0

Fax	:	0

E-mail	:	[***]

I agree that I will not hold the OPERATOR liable for failure to fully and accurately provide my e-mail address and other contact information, or for failure to notify any changes in my information, due to failure to fulfill the obligations of the Laws and regulations to the OPERATOR.

If the billing address is different from the contact address, please fill in the address information below.

Billing address	:	KUŞTEPE MAH., MECİDİYEKÖY YOLU CAD.,

No:12, K:2

Postal Code	:	34398 District: Şişli

Province: ISTANBUL

Date	:	[ ] [ ] / [ ] [ ] / [2] [0] [ ] [ ]

TARIFF / PACKAGE preferred by the SUBSCRIBER	:	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

TT VM Access Speed	:	10 Mbps

Number of Ports	:	1 Gig Port Quantity: [ ] [ ] [ ]

10 Gig Port Quantity: 2 fibers

10 Gig Shared Port Quantity: [ ] [ ] [ ]

Commitment Period	:	☐ 12 months ☐ 24 months ☒ 36 months

Monthly Fee (Excluding Taxes)	:	................. Monthly Discount Amount (Excluding Taxes): ..................

Do you want to benefit from Burst (Flexible Traffic Usage) Service?:

Yes ☐ No ☐

Burst Unit Fee (Excluding Taxes)	:	.............. Burst Unit Discount Amount (Excluding Taxes): ..................

SPECIAL PROVISIONS

ARTICLE 1- SUBJECT

To regulate the mutual rights, powers and obligations of the PARTIES in relation to the DATA CENTER INTERNET ACCESS SERVICE submitted to the SUBSCRIBER.

ARTICLE -2- DEFINITIONS

DATA CENTER: Redundant and reliable energy infrastructure, air conditioning system, fire detection and extinguishing system, physical security, secure network and special areas with broadband required for server systems and components,

DATA CENTER INTERNET ACCESS SERVICE: The service used for accessing SUBSCRIBER applications in TT DATA CENTER,

DATA CENTER BURST (FLEXIBLE USE OF TRAFFIC) ACCESS SERVICE: It is the access service offered to meet the high speed needs of TTVM customers instantly or periodically above the access speed contracted. If the customer chooses the burst feature, the speed above the contract speed is calculated according to the 95% rule of use. The 95% rule is recorded in the database at every 5-minute intervals, the speed values in the direction of the data center output used by the customer within 1 month. The highest 5% of the instantaneous velocity values in the output direction are not taken into account. The highest speed value among the remaining values indicates the monthly speed value used by the customer. This value is called BWmax. The contract value of the customer is called BWcontract and the excess speed value resulting from the use of the customer above the contract speed value is called BWburst.

Sample calculation method is performed with 2 Mbps contract value (BW contract). At the end of one month of use, it is determined that the customer made a use of 3.6 Mbps (BWmax) (this is the result of the calculation made with 95% rule).

Exceeding fee of this customer is calculated as follows;

•                                The excess speed value of BWburst (BWmax-BWcontract) is calculated as 1.6 Mbps with the formula.

•                                The Mbps unit price of the 2 Mbps contract tariff is [***] TL. [***] TL overrun fee is calculated with the formula for 1.6 Mbps overrun value (BWburst x Burstunitprice).

•                                The said excess fee is charged to the customer in addition to the basic contract price of [***] TL (2 Mbps contract was made). A total fee of [***] TL + [***] TL is charged to the customer.

The upper speed limits to be applied to the customers benefiting from the Burst service are as follows.

1.                            If the speed contract is in the range of 0-5 Gbps, it can be exceeded up to 3 times the speed contract value.

2.                            If the speed contract value is in the range of 5 Gbps - 10 Gbps, it will be possible to exceed up to 2 times the speed contract value.

3.                            If the speed contract value is 10 Gbps and above, it shall be possible to exceed up to 1.5 times the speed contract value.

ARTICLE -3- OBLIGATIONS OF THE PARTIES

3.1                              The OPERATOR shall make the first connection within 10 (ten) business days from the date of signing and submission of this OPERATOR SUBSCRIPTION AGREEMENT DATA CENTER INTERNET ACCESS SERVICE ANNEX by THE SUBSCRIBER.

3.2                              The speed of the DATA CENTER INTERNET Access SERVICE refers to the speed of connection to the nearest communication network to which the SUBSCRIBER is connected and to which the DATA CENTER INTERNET Access SERVICE is issued.

3.3                              DATA CENTER INTERNET ACCESS SERVICE may not be TRANSFER to a third natural and/or legal person and/or to an address other than the address at which it is established.

3.4.                           Data center access service is provided to customers on a shared basis over total capacity unless otherwise specified.

3.5.                           This OPERATOR SUBSCRIPTION AGREEMENT DATA - CENTER INTERNET ACCESS ANNEX is an integral part of the AGREEMENT and shall be interpreted together with THE PROVISIONS of the agreement and in case the provisions contained herein constitute a violation of THE PROVISIONS of the agreement, the provisions of this OPERATOR SUBSCRIPTION AGREEMENT DATA CENTER INTERNET ACCESS ANNEX shall apply.

OPERATOR SUBSCRIPTION AGREEMENT DATA CENTER INTERNET ACCESS ANNEX was signed on   /  /20   as for 1 (one) original copy to be given to SUBSCRIBER.

I irrevocably declare that the information I have provided above is accurate and complete, that I will pay the damages and fees to be accrued in case of erroneous and incomplete according to the OPERATOR’s applicable tariff, that this declaration is an integral part of the AGREEMENT, that I have been fully informed by the OPERATOR about the TARIFF/PACKAGE I have chosen, that I have read, understood and accepted this OPERATOR SUBSCRIPTION AGREEMENT DATA CENTER INTERNET ACCESS ANNEX BEFORE signing it.

3.6.                           Burst (flexible traffic use), service is applied for traffic in the direction of data center exit.

3.7.                           The speed information contracted by the customer is the upload speed and the connection download speed is established as 1/5 of the upload speed.

3.8.                           If the subscriber switches to higher speed packages due to the increase in traffic, his/her commitment will still be valid.

3.9.                           In the event that the SUBSCRIBER uses the Service in a committed manner, the Service is cancelled by TTNET due to reasons arising from the SUBSCRIBER such as the SUBSCRIBER wanting to cancel its subscription before the end of the Commitment Period or acting contrary to the provisions of the Subscription Agreement and/or this Form or failing to pay its invoices in a timely and/or full manner, The Subscriber is obliged to pay TTNET the total of the discounts made on the monthly fee of the Service and the Burst fee until the cancellation date (“Benefit Provided”) and the total of the discounted fees to be paid for the remaining commitment period (“Remaining Months Benefit”) whichever is lower.

SUBSCRIBER / REPRESENTATIVE

NAME	: [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

SURNAME	: [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

DATE	: [ ] [ ] / [ ] [ ] / [ ] [ ] [ ] [ ]

ON BEHALF OF TTNET ANONİM ŞİRKETİ

SIGNATURE	SUBSCRIBER / REPRESENTATIVE’S SIGNATURE

(signature)	(stamp and signature)

TÜRK TELEKOMÜNİKASYON A.Ş.

DATA CENTER SERVICES AND ADDITIONAL CORPORATE SECURITY PRODUCTS AND BULUTT PRODUCTS’ FRAME SUBSCRIPTION AGREEMENT

I do not allow communication to be performed by Türk Telekomünikasyon A.Ş. for marketing and promotion of services, products, campaigns and offers using my contact information.

1.                                     THE PARTIES:

This Agreement has been signed between TÜRK TELEKOMÜNİKASYON A.Ş. (hereinafter referred to as “TÜRK TELEKOM”)  and

D-MARKET ELEKTRONİK HİZ. ve TİC. A.Ş. (hereinafter referred to as “SUBSCRIBER”).

In this Agreement, TÜRK TELEKOM and SUBSCRIBER can be together named as “PARTIES” and individually as “PARTY”.

2.                                     DEFINITIONS:

In this Agreement;

SUBSCRIBER:

Naturalor legal person signing this Agreement and the relevant FORM to benefit from DATA CENTER SERVICES, DATA CENTER SERVICES and additional CORPORATE SAFETY SERVICES or BULUTT PRODUCTS

APPLICATION FORM / APPLICATION FORMS (FORM / FORMS):

The form containing the additional features and special provisions related to the SERVICE constituting the subject of this Agreement, including the signatures of the PARTIES, which has become an integral part of this Agreement as of the specified date and which shall be issued separately in terms of each DATA CENTER SERVICE [and related CORPORATE SAFETY PRODUCTS] and BULUTT PRODUCTS, showing that it is subscribed in terms of the SERVICES it contains as of the date of signature, and which shall be given to the SUBSCRIBER with an annotation of “as original”,

BULUTT PRODUCT / PRODUCTS:

Each and all of the services provided by TÜRK TELEKOM with the “Bulutt” precode naming or cloud computing technologies, which have an APPLICATION FORM as an annex to this Agreement, which are utilized by SUBSCRIBER for a fee and which will be put into effect by TÜRK TELEKOM in the future with these features.

SERVICE / SERVICES :

Each and all of the DATA CENTER SERVICES/ CORPORATE SAFETY PRODUCTS/BULUTT PRODUCTS, which are offered by TÜRK TELEKOM in the current situation and will be offered in the future, and where the subscription of the SUBSCRIBER begins by signing the relevant FORM, from the DATA CENTER SERVICES/CORPORATE SAFETY PRODUCTS/BULUTT PRODUCTS, where the provisions of this Agreement and the special provisions in the FORM will apply as of the date of signing of the FORM,

INTERNET:

The total of computer networks that use the TCP / IP Protocol set and function as a single virtual network for users,

AUTHORITY:

Information Technologies and Communication Authority,

CORPORATE SECURITY PRODUCT / PRODUCTS:

Provided that a subscription request is made for the DATA CENTER SERVICE or a subscription is made for the DATA CENTER SERVICE, each and all of the products that the SUBSCRIBER benefits from for a fee by making the necessary markings on the APPLICATION FORM for the DATA CENTER SERVICE and the products that will be put into effect by TÜRK TELEKOM in the future with these special principles,

FORCE MAJEURE:

Strikes, lockouts, slowdown of work, war, mobilization situations, public uprisings, terrorist incidents, transportation accidents such as sabotages, natural disasters [earthquake, flood, lightning, avalanche, etc.], fire or serious infectious diseases and similar events that constitute an obstacle to the delivery of the SERVICE,

PREVIOUS SUBSCRIPTION / FRAMEWORK AGREEMENT:

Framework Subscription Agreement for Data Center Services concluded by the PARTIES before the signing of this Agreement by the SUBSCRIBER, the rights and obligations related to the subscription are regulated and the subject matter is created by one of the DATA CENTER SERVICES (and in addition the CORPORATE SAFETY PRODUCTS received) and the PARTIES before the signing of this Agreement by the SUBSCRIBER,

SELF SERVICE CHANNEL / CHANNELS;

Each and all of the alternative channels such as internet page, IVR (Voice Response System), SMS (Short Message Service), where the SUBSCRIBER can perform the subscription transactions other than the transactions required to be made in writing by TÜRK TELEKOM in accordance with the legislation to which TÜRK TELEKOM is subject, with its password and display interactive services,

TARIFF:

In return for the SERVICES to be submitted by TÜRK TELEKOM under this Agreement and the relevant FORM, the schedule containing the fees that can be received from the SUBSCRIBER under different names, including those within the scope of the temporary tariff change,

CONSUMER:

A natural or legal person who benefits from or requests the SERVICE for non-commercial or non-professional purposes,

TÜRK TELEKOM RECORDS (“RECORDS”):

All kinds of records prepared and/ or recorded by TÜRK TELEKOM in audio, written and/or electronic form or in computer environment,

TÜRK TELEKOM DATA CENTRAL ACCESS SERVICE (“TTDC ACCESS SERVICE”):

The connection between the TTDC and the internet cloud, which can be purchased together with the DATA CENTER SERVICE or BULUTT PRODUCT where access is required, and which is offered for the SUBSCRIBER to access the DATA CENTER SERVICE or BULUTT PRODUCT,

UNEXPECTED SITUATIONS:

The disruptions and theft and interference caused by the services received by TÜRK TELEKOM from another institution, organization (General Directorate of Highways, Municipality, Electricity Distribution Companies, etc.) or the company and the situations that do not arise from the behavior of TÜRK TELEKOM but prevent and/or affect the continuity, quality or establishment of service caused by third parties and other institutions or organizations (General Directorate of Highways, Municipality, Electricity Distribution Companies, Village Services, Construction Companies, etc.).

DATA CENTER:

Special areas with redundant and reliable energy infrastructure, air conditioning system, fire detection extinguishing system, physical security, secure network and broadband required for server systems and components,

DATA CENTER SERVICE / SERVICES:

Any and all of the services provided/offered in TTDC to the current situation, having an APPLICATION FORM as an annex to this Agreement, benefiting from by the SUBSCRIBER in return for the fee, in addition to which he/she can request CORPORATE SAFETY PRODUCT, and the services that will be put into effect by TÜRK TELEKOM in the future with these features,

VIRUS:

It refers to programs that can enter any computer in different ways and cause undesirable results and damages by being placed on these computers in such a way that they can be operated without the user’s awareness or against his will. The words described above in the form of “singular/plural” may be used only in “singular” cases in this Agreement and its Annexes. In the case of the use of such words in singular or plural form, the provisions in which the words are included shall apply to the plural in the case of singular use and to the singular in the case of plural use. However, the definitions in the relevant legislation shall apply to the above-defined words, the abbreviated versions of which are specified in brackets, in this Agreement and its Annexes.

3.                                     SUBJECT OF THE AGREEMENT;

The subject matter of this Agreement is to regulate the mutual general rights, powers and obligations of the PARTIES in relation to the DATA CENTER SERVICES/ BULUTT PRODUCTS, which are offered by TÜRK TELEKOM in the current situation and will be presented with it, and the CORPORATE SAFETY PRODUCTS, which are included in the DATA CENTER SERVICES/ BULUTT PRODUCTS and which the SUBSCRIBER has started to subscribe by signing the relevant FORM, and the special provisions related to the SERVICE are included in the relevant FORM. In this context, the FORMS signed by the SUBSCRIBER are an integral annex to this Agreement. As of the date of signing of the FORM by the SUBSCRIBER, all provisions of this Agreement shall be exactly applicable in terms of the SERVICE/SERVICES in the FORM. The fact that this Agreement has been signed by THE SUBSCRIBER does not create rights and obligations for the PARTIES in terms of SERVICES within the scope of the Agreement but the SUBSCRIBER has not signed the relevant FORM and therefore its subscription is not in question, this Agreement supersedes the PREVIOUS SUBSCRIPTION/FRAMEWORK AGREEMENT upon its signature by the SUBSCRIBER; Application/ Service Forms related to the SERVICE previously signed by the SUBSCRIBER within this scope shall become an annex to this Agreement. This situation shall not relieve the PARTIES of any rights and/or obligations arising from the PREVIOUS SUBSCRIPTION/ FRAMEWORK AGREEMENT, in particular receivables (together with interest and other subsidiaries) and litigation rights. In this context, if the PREVIOUS SUBSCRIPTION/FRAMEWORK AGREEMENT (or its annexes) contains a subscription commitment and SUBSCRIBER benefits from the Discount within this scope, as a result of the signing of this Agreement by the SUBSCRIBER, the subscription commitment of SUBSCRIBER arising from the PREVIOUS SUBSCRIPTION/FRAMEWORK AGREEMENT (or its annexes) shall continue to be valid for the remaining period of this Agreement (or the relevant application/service form to be connected to this Agreement) and the SUBSCRIBER shall continue to benefit from the discount rights arising from the PREVIOUS SUBSCRIPTION/FRAMEWORK AGREEMENT (or its annexes) provided that the subscriber acts in accordance with this commitment.

TÜRK TELEKOM shall issue APPLICATION forms for DATA CENTER SERVICES and shall include the sections that the SUBSCRIBER may choose in the APPLICATION form for DATA CENTER SERVICES and other ancillary services that the SUBSCRIBER may benefit from depending on DATA CENTER SERVICES.

This Agreement shall find a separate execution area for each SERVICE subject to separate FORMS. The cancellation of the subscription in terms of any SERVICE shall not affect the subscription of the other same or different types of SERVICES benefited by the SUBSCRIBER, without prejudice to the termination of the subscription for the CORPORATE SERVICE PRODUCT due to the provision of clause 5.7 of Article 5 of this Agreement and the termination of the subscription for the DATA CENTER SERVICE. Likewise, the termination of the subscription for the CORPORATE SAFETY PRODUCT included in the same FORM will not affect the subscription for the DATA CENTER SERVICE.

4.                                     OBLIGATIONS OF THE PARTIES:

4.1.                           TÜRK TELEKOM shall ensure that the SUBSCRIBER benefits from the SERVICE and the SUBSCRIBER shall pay the fees specified in the DATE in due time for this SERVICE.

4.2.                           Tariff packages to be implemented by TÜRK TELEKOM, their contents and any changes that may occur in them shall be accessible from the relevant TÜRK TELEKOM contact points or www.turktelekom.com.tr. TÜRK TELEKOM shall also notice the TARIFF changes to its SUBSCRIBERS with the information to be made on the web address specified in this clause before it enters into force.

4.3.                           TÜRK TELEKOM is not responsible for the failure of the connection due to SUBSCRIBER’s failure to meet the necessary conditions (SUBSCRIBER’s failure to bring the servers on time, VLAN definitions, etc.).

4.4.                           If the address of the SUBSCRIBER written in Article 10 of this Agreement/a different notification address is shown in the FORM by the SUBSCRIBER, the notification to be made to the address in the FORM or, if this address changes, to the new address to be notified shall be deemed to have been made to him.  TÜRK TELEKOM shall be able to send the invoice ( s) of the SUBSCRIBER to the invoice notification address without registration. If the SUBSCRIBER does not notify the address change, TÜRK TELEKOM accepts no responsibility for not notifying the new address.

4.5.                           The SUBSCRIBER is obliged to notify TÜRK TELEKOM in writing of the notifications requested to be made by TÜRK TELEKOM and to fulfill the said procedure in the Transactions where TÜRK TELEKOM requests to perform a certain procedure. TÜRK TELEKOM shall include the notifications to be made in writing and the procedures to be followed on its web address.

4.6.                           If the SUBSCRIBER wishes to terminate his/her subscription to the relevant SERVICE, he/she is obliged to forward the cancellation request to TÜRK TELEKOM in writing. If the SUBSCRIBER wishes to terminate its subscription to the DATA CENTER SERVICE, its subscription to the CORPORATE SAFETY PRODUCT and other ancillary services he/she benefited from under the DATA CENTER SERVICE shall also automatically terminate its subscription to the ancillary services he/she benefited from under the BULUTT PRODUCT.

4.7.                           If it is understood that the SUBSCRIBER has made any transaction related to the SERVICE under this Agreement through fraud or collusion, all works and transactions related to the fraudulent or collusive transaction shall be deemed invalid and TÜRK TELEKOM may terminate the relevant FORM unilaterally with its written notification. The SUBSCRIBER shall not be entitled to any right or compensation due to such termination.

4.8.                           Taxes, duties, fees and funds and other similar obligations arising from this Agreement and FORMS signed by the SUBSCRIBER shall be undertake by the SUBSCRIBER.

4.9.                           For reasons arising from technological developments, administrative decisions or legal/administrative regulations, TÜRK TELEKOM has the right to implement, amend, remove or renew the SERVICE and the value-added services provided through this SERVICE. However, TÜRK TELEKOM has the right to make all kinds of changes in the TARIFF according to the provisions of the legislation to which it is subject.

4.10.                    TÜRK TELEKOM may not disclose the information of the SUBSCRIBER to third parties without the consent of the SUBSCRIBER. However, TÜRK TELEKOM is obliged to provide the requested information to the authorized persons and institutions in cases determined by the legislation of the Republic of Turkey.

4.11.                    TÜRK TELEKOM may obtain information about the SUBSCRIBER by applying to the relevant institutions in order to check the accuracy of the documents submitted by the SUBSCRIBER with the information during the application. In the event that the documents and information submitted are found to be incomplete, false or incorrect, and in cases deemed necessary by TÜRK TELEKOM, upon detection of an issue contrary to what is stated in the SUBSCRIBER statement and commitment, TÜRK TELEKOM may terminate the FORM related to its written notification unilaterally. However, by signing this Agreement, the SUBSCRIBER has approved that TÜRK TELEKOM shall obtain the risk information of the SUBSCRIBER from credit institutions and financial institutions deemed appropriate by the Banking Regulation and Supervision Board in order to carry out risk management for the SERVICE, to carry out risk management assessment and practices related to risk management. THE SUBSCRIBER has the right to withdraw its consent at any time by notifying TÜRK TELEKOM.

4.12.                    If TÜRK TELEKOM establishes the necessary infrastructure, the SUBSCRIBER agrees to issue a single invoice for all SERVICES received from TÜRK TELEKOM. If a single invoice is issued for more than one SERVICES, the price of SERVICES shall be shown separately on the invoice,

4.13.                    Unless the SUBSCRIBER notifies the changes to the declared information to TÜRK TELEKOM, the information contained in TÜRK TELEKOM records shall be valid.

4.14.                    The SUBSCRIBER undertakes to fulfill its obligations in this Agreement and the FORMS he/she has signed, as well as its obligations specified in the current and future legislation.

4.15.                    Thenatural person SUBSCRIBER may not transfer the SERVICE and the Related FORM to third parties without prejudice to the inheritance transfer occurring in terms of the SUBSCRIBER and the legal succession occurring in terms of the companies.

4.16.                    In the event of the death of the natural person SUBSCRIBER,

Until the succession of the SERVICE is completed, the heir / heirs are obliged to fulfill the provisions of this Agreement and the relevant FORM. The transfer of the SERVICE shall be carried out by all or any of the heirs upon submission of the document showing that they are heirs to TÜRK TELEKOM. Upon submission of the death certificate indicating the SUBSCRIBER’s death to TURKTELEKOM, the cancellation of the SERVICE shall be carried out.

4.17.                    The SUBSCRIBER accepts and undertakes to comply with the laws, regulations and regulations regarding the Relationship between TÜRK TELEKOM and to apply all subsequent amendments to the laws, regulations and regulations and the Tariff himself/herself. SUBSCRIBER has the right to terminate this Agreement and all FORMS at any time in respect of the relevant SERVICE or in respect of all SERVICES, the SUBSCRIBER agrees and undertakes that the provisions contained in the Implementing Principles for TURK TELECOM DATA CENTER SERVICES and BULUTT PRODUCTS or any subsequent amendments to these Principles shall bind him/her.  The said Principles shall be included in the web address,

4.18.                    If the SUBSCRIBER signing this Agreement is a CONSUMER, the general and special competent local courts and enforcement offices specified in the relevant laws are authorized to resolve all disputes between the SUBSCRIBER and TÜRK TELEKOM arising from this Agreement, the FORMS and/or the SERVICES falling within the scope of the Agreement/FORM, and if the SUBSCRIBER is not a CONSUMER, the place of performance of the Agreement and the residence (central) courts and enforcement offices of the defendant are exclusively authorized to resolve the dispute. However, if another exclusive authorization article is included in the FORMS and its annexes, the provision of the said authorization article shall prevail in the resolution of any dispute arising from the said FORM and/or annex and the SERVICE it contains.

4.19.                    Due to technological developments, administrative decisions and/or legal/administrative regulations, TÜRK TELEKOM may unilaterally change the provisions of this Agreement and the provisions contained in the FORMS provided that it informs the SUBSCRIBER a (one) week in advance. SUBSCRIBER has the right to terminate this Agreement and all FORMS unilaterally, without any liability, except for the accumulated debts until then, if SUBSCRIBER deems the amendments to be appropriate in terms of the relevant FORM or all SERVICES. If the SUBSCRIBER benefits from the monthly/ annual Tariff package or a contracted application, in case of termination or cancellation for any reason before the monthly/ annual period/commitment period is completed, the entire monthly/annual fee shall be collected from the SUBSCRIBER; if the SUBSCRIBER has benefited from the SERVICE with prepayment, the fees received shall not be returned to the SUBSCRIBER; the results of the breach of the commitment shall find the applications.

4.20.                    The SERVICE provided may stop partially or completely, temporarily or permanently, and the SUBSCRIBER may not claim any rights and compensation from TÜRK TELEKOM in such cases, especially due to reasons arising from legal/administrative regulations and/or administrative decisions or this Agreement or the relevant FORM, due to reasons that are not caused by the fault of TÜRK TELEKOM, due to CUSTOMER REASONS, UNEXPECTED SITUATIONS, network maintenance and repair works, operational failures, SUBSCRIBERS or third parties trying to fraudulently block the lines/SERVICE.

4.21.                    In the event that a password is allocated to the SUBSCRIBER for the use of all or part of the SERVICE and additional services, the SUBSCRIBER shall be responsible for all kinds of transactions made under the password allocated to him. The SUBSCRIBER shall take all necessary measures to ensure that the password is not learned by third parties, and in case the password is learned and used by someone else for any reason, he/she shall be responsible for the damages he/she may suffer and the results of the transactions and savings to be made.

4.22.                    In the event that SUBSCRIBER fails to pay its debt in relation to a SERVICE covered by this Agreement, TÜRK TELEKOM has the right not to accept the new (same or other type) SERVICE request. In the specified case and in other cases where TURK TELEKOM determines that there is a risk of not being able to collect its receivables [in every case where the SUBSCRIBER is indebted to TÜRK TELEKOM for any service not covered by this Agreement, the SUBSCRIBER is a subscriber that does not pay its debts in time (even if he/she has paid its debts later), requests more SERVICE/Device than usual, the SUBSCRIBER has a criminal record for crimes such as fraud, counterfeiting, but in any case where the risk is determined], the request is made on behalf of the SUBSCRIBER or on behalf of a company in which the person in which one of these situations occurs is the founder or partner (thus, in the case of the SUBSCRIBER in question), TÜRK TELEKOM has the right not to fulfill the SUBSCRIBER request for the SERVICE under this Agreement or to meet or to meet the limited extent (not all but part of the request) against advance or guarantee. TÜRK TELEKOM has the right to use this right against the SUBSCRIBER whose risk status is learned or whose risk situation arises after the signing of the Agreement. In addition, TÜRK TELEKOM is also authorized to close the SERVICE by written notice and to terminate this Agreement and/or related FORMs. In this case, THE SUBSCRIBER cannot claim any right or compensation.

4.23.                    The SUBSCRIBER may not use the SERVICE registered in its name for any purpose other than its purpose. Without prejudice to the fact that the feature of the SERVICE includes sharing, it may not be used by others without the written permission of TÜRK TELEKOM. Otherwise, TÜRK TELEKOM is authorized to terminate the relevant FORM unilaterally with a written notification and to make necessary applications before judicial and administrative authorities. The SUBSCRIBER’s making others use the SERVICE does not eliminate its obligations related to the debt.

4.24.                    The SUBSCRIBER may not make any additions and/or changes to the SERVICE without the knowledge of TÜRK TELEKOM. If it is determined that an addition and/or modification has been made in this way, the addition and/or modifications that damage the system or are requested to be removed by TÜRK TELEKOM shall be removed. In this case, TÜRK TELEKOM is authorized to terminate the relevant FORM and to file a lawsuit for compensation for the damages incurred due to the additional and/or amendment made.

4.25.                    In cases such as stopping the submission of the SERVICE or sealing the place where the equipment related to the SERVICE is located by the competent authorities due to legal/administrative regulations, administrative decisions, CUSTOMER REASONS or UNEXPECTED SITUATIONS, the SUBSCRIBER cannot claim any rights and compensation from TÜRK TELEKOM. The SUBSCRIBER is obliged to pay the fees invoiced to him during the continuation of this Agreement.

4.26.                    TÜRK TELEKOM shall never be held responsible by the SUBSCRIBER for the information to be lost and/or incompletely received/transmitted during internet traffic and for the accuracy, validity or timeliness of the information published on the internet platform or published by them.

4.27.                    THE SUBSCRIBER agrees that TÜRK TELEKOM does not guarantee that VIRUS or SPAM will not be received. It is the SUBSCRIBER’s responsibility to take necessary security measures such as antivirus, antispam and firewall in order not to suffer any material and/or moral damage due to traffic increases that may occur due to reasons not caused by TÜRK TELEKOM. TÜRK TELEKOM shall not be liable in any way for the damages incurred by the SUBSCRIBER as a result of traffic increases due to reasons not arising from TÜRK TELEKOM. THE SUBSCRIBER may benefit from THE CORPORATE SAFETY PRODUCTS offered by TÜRK TELEKOM and can be purchased in addition to the DATA CENTER SERVICE upon request for a fee.

4.28.                    TÜRK TELEKOM is not responsible for the damages incurred by the SUBSCRIBER due to the actions of third parties on the internet, especially in the case of reading the SUBSCRIBER’s data [SUBSCRIBER sharing its information with other people, taking control of the website by someone else (hacking) etc.].

4.29.                    In the event that the SUBSCRIBER benefits from the SERVICE within the scope of a timed TARIFF package, in order to avoid any interruption in the SERVICE, the SERVICE will continue to be provided for the same period if the SUBSCRIBER does not request cancellation. This rule will apply at the end of each period. TÜRK TELEKOM is obliged to inform the SUBSCRIBER about this before the end of the period. The SUBSCRIBER’s cancellation of the SERVICE is reserved for the time being.

4.30.                    The applications and data operated on the SUBSCRIBER’s own server and/or the systems of TÜRK TELEKOM must comply with all relevant legal regulations, especially the Turkish Criminal Code, Turkish Commercial Code, intellectual and artistic works, trademarks, patent rights, and must not contain insults, criminal elements or violations of social rules or moral rules. Otherwise, all responsibility belongs to the SUBSCRIBER.

In addition to the above-mentioned obligations, the SUBSCRIBER shall not use the software, data and other materials for the purpose of sending e-mails that may damage the computer systems, networks or hardware of third parties and shall not distribute mail that is not authorized to be sent such as chain mail, software virus.

TÜRK TELEKOM has no legal and criminal responsibility for the failure of the SUBSCRIBER to fulfill its obligations.

In the event that TÜRK TELEKOM incurs any damages or pays a compensation due to the SUBSCRIBER’s violation of its obligations specified in this article, the SUBSCRIBER is obliged to cover all damages incurred/to be incurred by TÜRK TELEKOM and to pay the compensation paid by TÜRK TELEKOM and all costs incurred (including trial costs) to TÜRK TELEKOM together with all its subsidiaries including advance interest.

TÜRK TELEKOM may terminate the relevant FORM and prevent the SUBSCRIBER from benefiting from the relevant SERVICE if the SUBSCRIBER acts contrary to its obligations specified in this article.

THE SUBSCRIBER shall not claim any right or compensation from TÜRK TELEKOM in this case.

5.                                     PAYMENTS:

5.1.                           The SUBSCRIBER is obliged to pay the fees to be accrued for the SERVICE until the last payment date specified in the invoice; if the SERVICE is a prepaid SERVICE in advance at the time of application (in the case of the sale of the SERVICE in the wide environment after the completion of the necessary systemic development, via credit card at the web address where the sale is realized. TÜRK TELEKOM has the right to change the last payment date of the invoice provided that it informs SUBSCRIBER in advance and implements it the following month (in terms of subsequently paid SERVICES) in order to prevent SUBSCRIBER from suffering.

5.2.                           In cases where it is possible for TÜRK TELEKOM to issue an electronic invoice for the relevant SERVICE technically and legally, an electronic invoice shall be sent to the e-mail address notified by the SUBSCRIBER or to an electronic environment that can be accessed with its password, provided that the SUBSCRIBER requests or permits. In this case, no printed invoice shall be sent to the SUBSCRIBER. The SUBSCRIBER has the right to request that a printed invoice be sent to him/her at any time by giving up this application. The SUBSCRIBER is obliged to make payments without waiting for the invoice to reach its address. If the INVOICE does not reach the address, the SUBSCRIBER will be able to learn the invoice information from the places that make subscription transactions on behalf of TÜRK TELEKOM or from the SELF SERVICE CHANNEL (if they have a password).

5.3.                           If any objection is made in determining SUBSCRIBER, subscription start and end dates, fees related to the SERVICE and debts and other issues related to the SERVICE, such objection shall be compared with TÜRK TELEKOM RECORDS. If the SUBSCRIBER’s objection and TÜRK TELEKOM RECORDS do not match, TÜRK TELEKOM RECORDS shall be taken as basis. This situation cannot be interpreted as the SUBSCRIBER will not resort to any other evidence in case the dispute between the SUBSCRIBER and TÜRK TELEKOM is transferred to the judiciary. The SUBSCRIBER agrees that the meetings made with TÜRK TELEKOM call center, the transactions made over the internet and the approvals made online for the SERVICE shall be recorded by TÜRK TELEKOM, stored for a certain period of time and based on the transactions to be made. In the event that disputes arising from this Agreement and its Annexes are submitted to the judiciary, the books, all kinds of documents and records of TÜRK TELEKOM, on the condition that are not exclusive shall constitute conclusive evidence and shall be binding.  This situation cannot be interpreted as the SUBSCRIBER will not resort to any other evidence and only the books, documents and TÜRK TELEKOM RECORDS will be considered valid in the settlement of the dispute.

5.4.                           Objections to the invoice will not stop the payment. If the SUBSCRIBER’s objection is justified, the amount to be refunded shall be calculated and shall be returned to the SUBSCRIBER within 15 (fifteen) days upon the request of the SUBSCRIBER, provided that the SUBSCRIBER has fulfilled its financial obligations towards the relevant SERVICE until then, or (in case the SERVICE is paid later) shall be subject to a discount from the first invoice to be issued by the SUBSCRIBER, the situation in clause 4.19 of Article 4 of this Agreement is reserved.

5.5.                           If the invoice amount of the SERVICE is not paid by the due date, TÜRK TELEKOM is authorized to stop the SERVICE and terminate the relevant FORM with a one-sided written notification.

5.6.                           THE SUBSCRIBER shall pay the invoice amounts related to each SERVICE (in terms of subsequently paid SERVICES) to the places specified in the invoice or TÜRK TELEKOM’s web address. If the invoice is sent to the SUBSCRIBER electronically, the location where the invoice will be paid can be specified in the e-mail sent to the SUBSCRIBER. For the payments made after the due date specified in the invoice, the SUBSCRIBER accepts and undertakes that due to the failure to pay the fees on time and in accordance with the procedure, he/she will pay the delay fee determined by TÜRK TELEKOM by taking into account the economic data and calculated by applying the interest rate included in the invoices, as well as the amounts requested for all kinds of written transactions to be carried out by TÜRK TELEKOM for the SUBSCRIBER, especially the follow-up and collection of the receivable and the sending of the letter with notice of receipt, as well as the advance interest applied by the Central Bank of the Republic of Turkey for short-term advances,  which will be accrued from the date of termination to the date of payment, in case of termination of the relevant FORM.

5.7.                           In the event that the relevant FORM is terminated in terms of the relevant SERVICE due to the SUBSCRIBER’s failure to pay its debt in relation to the SERVICE, TÜRK TELEKOM is authorized to close the other SERVICES registered on behalf of the SUBSCRIBER and of the same type with a written notice and to terminate the relevant FORMS in a way that shall be valid for the said SERVICES.

5.8.                           THE SUBSCRIBER declares, accepts and undertakes to pay the debt together with the delay fee and advance interest at varying rates applied by the Central Bank of Turkey to short-term advances if he/she wishes to make payment after the file is transferred to TÜRK TELEKOM’s Legal Unit due to the failure to pay the debt related to the SERVICE within the period but before legal remedies are applied by TÜRK TELEKOM.

5.9.                           The occurrence of one of the situations where the SERVICE is temporarily closed to communication, such as not cancelling it, stopping it with the request of the SUBSCRIBER, closing it due to its debt, and closing it as a precaution by TÜRK TELEKOM in case the necessary conditions arise, does not prevent the monthly/annual fees to be collected according to the TARIFF.

5.10.                    The SUBSCRIBER accepts and undertakes that TÜRK TELEKOM shall not be held liable for the loss of data that may arise as a result of the cancellation of the subscription to the SERVICE and the relevant FORM due to the suspension of the SERVICE due to the non-payment of the debt or due to the occurrence of one of the reasons for termination specified in this Agreement or the relevant FORM and for any material, moral/direct and indirect damage that he/she may suffer due to this reason.

5.11.                    In the event that this Agreement is terminated for any reason in terms of the relevant SERVICE, the SUBSCRIBER is obliged to apply to TÜRK TELEKOM as an inscription within 15 (fifteen) business days from the date of termination (this period can be extended or shortened with the information to be made by TÜRK TELEKOM on the relevant web address) and request to retrieve all its equipment and data before TÜRK TELEKOM unless there is no contrary regulation in the relevant FORM. If the SUBSCRIBER does not make such a written request within the specified period, after 15 (fifteen) business days following the termination of the relevant FORM in terms of the relevant SERVICE, TÜRK TELEKOM shall have no responsibility for the preservation of the equipment and data belonging to the SUBSCRIBER, the SUBSCRIBER accepts and undertakes that he/she shall not hold TÜRK TELEKOM responsible for any damage or loss incurred due to the destruction of such equipment and data and shall not claim any rights from TÜRK TELEKOM.

5.12.                    In the event that the relevant FORM is terminated in terms of SERVICE, the files that are subordinate to the SUBSCRIBER within the scope of the SERVICE other than the SERVICE and SUBSCRIBER information stored by TÜRK TELEKOM for registration purposes shall be deleted. For this reason, SUBSCRIBER’s obligation to withdraw the files from the system belongs to SUBSCRIBER. THE SUBSCRIBER accepts and undertakes that he/she shall not hold TÜRK TELEKOM liable for any damages or losses incurred by TÜRK TELEKOM due to the deletion process to be performed by TÜRK TELEKOM and shall not claim any rights from TÜRK TELEKOM.

6.                                     TERMINATION OF THE AGREEMENT:

6.1.                           The parties who do not fulfill their obligations written in this Agreement and the relevant FORM shall be in violation of the Agreement.  In this case, the other PARTY may terminate the relevant FORM, in case one of the PARTIES terminates the relevant FORM for any reason, the PARTIES are obliged to pay all debts arising and that may arise according to the records of TÜRK TELEKOM, the provision of Article 4.19 of Article 4 of this Agreement is reserved,

6.2.                           The SUBSCRIBER has the right to terminate this Agreement and all FORMS completely by giving written notice by giving up all SERVICES received from TÜRK TELEKOM within the scope of this Agreement. If the SUBSCRIBER cancels all SERVICES received from TÜRK TELEKOM and there is no SERVICES registered in its name, this Agreement shall be deemed to be automatically terminated without any additional request/notification on the date of cancellation of the last FORM. In this case, the PARTIES are obliged to pay all debts arising and likely to arise according to TÜRK TELEKOM records, the provision of Article 4.19 of Article 4 of this Agreement is reserved.

6.3.                           In case the SUBSCRIBER fails to fulfil its obligations arising from this Agreement and/or the relevant FORM, upon the termination of the relevant FORM by TÜRK TELEKOM, the fees collected in advance from the SUBSCRIBER shall not be returned to the SUBSCRIBER and the amounts to be accrued until the date of termination and the advance interest applied by the Central Bank of the Republic of Turkey to the short-term advances to be accrued from the date of termination to the date of collection shall be collected from the SUBSCRIBER and if the said fee is not paid consensually by the SUBSCRIBER, TÜRK TELEKOM shall take legal action to collect the fee.

6.4.                           Upon SUBSCRIBER’s cancellation of its subscription or termination/Cancellation of the subscription by TÜRK TELEKOM for any reason, the SUBSCRIBER is obliged to cancel the automatic payment instruction (s) given by the banks in terms of any SERVICE benefiting from this Agreement in order to ensure that the new SUBSCRIBER to whom the SERVICE number will be allocated can issue automatic payment instruction in relation to the said number. However, by signing this Agreement, the SUBSCRIBER has approved the automatic cancellation of the automatic Payment order ( s) before the banks upon notification by TÜRK TELEKOM to the relevant bank (s) or upon learning that the subscription to the SERVICE has expired in order to enable the new SUBSCRIBER to issue an automatic payment order in relation to the SERVICE in case one of the situations specified in this clause occurs.

7.                                     ANNEXES OF THE AGREEMENT:

The FORMS signed by the SUBSCRIBER are an integral part of this Agreement. The SUBSCRIBER shall make the necessary markings by reading the FORMS and TÜRK TELEKOM shall establish a transaction according to the marking made by the SUBSCRIBER in the FORMS.  The SUBSCRIBER shall not make any objection or claim any right or compensation against TÜRK TELEKOM by claiming that the transaction has not been carried out despite the approval given by TÜRK TELEKOM due to the transactions to be carried out by TÜRK TELEKOM in accordance with the approval given in FORMS or in cases where TÜRK TELEKOM has made notifications in FORMS.

8.                                     DURATION AND ENFORCEMENT OF THE AGREEMENT:

At least one FORM will need to be signed by the PARTIES in order for this Agreement to enter into force, this Agreement is of indefinite duration. APPLICATION FORMS are also indefinite if a special subscription period is not foreseen. In this context, the clause 4.29 of Article 4 of this Agreement shall apply in terms of FORMS.

9.                                     DURATION, DATE AND SIGNATURE OF THE AGREEMENT

The original of this Agreement has been concluded on DD/MM/YYYY in            /            to be kept in TÜRK TELEKOM and to be given to the SUBSCRIBER with an annotation of “as original”.

10.                              NOTIFICATION ADDRESSES OF THE PARTIES

SUBSCRIBER

Street/ Boulevard / Neighborhood:

Kuştepe Mah., Mecidiyeköyü Yolu

Cad.

Premise’s name:

Premise No: 12

Door No: Floor: 2

Province: Istanbul

District: Şişli

Postal Code:

TÜRK TELEKOM

Turgut Özal Bulvarı 05103 Aydınlıkevler/ANKARA

Before signing this Agreement, I have read and accepted all the articles in the Agreement.

CONSENT TO USE OF SUBSCRIPTION, USAGE AND LOCATION INFORMATION (*)

Apart from the application you have made, you can confirm the option below by checking the box at the beginning.

I consent to the use and sharing of our subscription, location and usage information by Türk Telekomünikasyon A.Ş., TTNET A.Ş. and Avea İletişim Hizmetleri A.Ş. in accordance with the law in order to provide products, services, advantages and offers for services, campaigns and projects.

(*) You can revoke the consent you have given by filling the Usage Permission Cancellation Form.

Türk Telekomünikasyon A.Ş.	SUBSCRIBER / AUTHORIZED PERSON

Signature	TITLE NAME SURNAME

(stamp and signature)

D-MARKET ELEKTRONIK HIZMERLER VE TICARET A.S.

/s/ D-MARKET Elektronik Hizmerler ve Ticaret A.S.